Exhibit 99.1

November 14, 2023

FOR IMMEDIATE RELEASE

Mobivity Announces Third Quarter 2023 Financial Results

PHOENIX, November 14, 2023 (GLOBE NEWSWIRE) – Mobivity Holdings Corp. (OTCQB:MFON), global provider of personalized reward solutions that drive customer acquisition, frequency, and spend, today announced financial results for the third quarter ended ended September 30, 2023.

Third Quarter 2023 Financial Highlights

●	Revenues of $1.6 million compared to $1.9 million in Q3 2022.
●	Gross profit margin improved to 29% compared to 4% in Q3 2022.
●	Cash and cash equivalents totaled $0.5 million compared to $0.4 million at December 31, 2022.
●	Adjusted EBITDA, excluding certain non-cash expenses, was ($2.1) million compared to ($2.3) million in Q3 2022.

Third Quarter 2023 Business Highlights

●	Expanded the product offerings and addressable market of our Connected Rewards business by multiples.
●	Launched new programs that show predictable and repeatable growth with premier brand partners.
●	Optimized the structure of the business to fit the future of Mobivity.

Mobivity Holdings Corp.

Consolidated Financial Summaries

	Three months ended September 30,				Nine months ended September 30,
(In Thousands)	2023	2022	$$	%	2023	2022	$$	%
Revenue	1,633	1,890	(258)	(14%)	5,376	5,787	(411)	(7%)
Gross profit	472	84	387	461%	1,777	4,184	(2,407)	(58%)
Gross profit margin	29%	4%	N/A		33%	28%	N/A
Operating expenses	4,000	2,739	1,567	57%	9,549	7,819	1,730	22%
Loss from operations	(3,528)	(2,655)	(1,180)	44%	(7,772)	(6,216)	(1,556)	25%
Net loss	(3,778)	(2,849)	(1,189)	42%	(8,529)	(6,734)	(1,795)	27%
Adjusted EBITDA *	(2,082)	(2,344)	263	(11%)	(5,209)	(4,867)	(343)	7%

Conference Call

Mobivity will host a conference call at 4:15 p.m. ET on November 14, 2023.

Date:	Tuesday, November 14, 2023
Time:	4:15 p.m. Eastern Time (ET)
Dial in Number for U.S. Callers:	1-888-886-7786
Dial in Number for International Callers:	1-416-764-8658
Please Reference Conference ID:	18371223

The call will also be accompanied live by webcast over the Internet and accessible at https://viavid.webcasts.com/starthere.jsp?ei=1643433&tp_key=ed00baea12.

To join the live conference call, please dial in to the above referenced telephone numbers five to ten minutes prior to the scheduled conference call time.

A replay will be available for two weeks starting on November 14, 2023 at approximately 7:15 p.m. ET. To access the replay, please dial 1-844-512-2921 in the U.S. and 1-412-317-6671 for international callers. The conference ID# is 18371223. The replay will also be available on the Company’s website under the investor relations section.

3133 West Frye Road, Suite 215, Chandler, AZ 85226

Non-GAAP Measurements

This press release includes certain financial information which constitutes “non-GAAP financial measures” as defined by the SEC. A full reconciliation of the non-GAAP measures to GAAP can be found in the tables of today’s press release. Non-GAAP adjusted net income is supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies. These non-GAAP measures are used by management to facilitate period-to-period comparisons and analysis of Mobivity’s operating performance and liquidity. Management believes these non-GAAP measures are useful to investors in trending, analyzing and benchmarking the performance and value of Mobivity’s business. These non-GAAP measures should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.

About Mobivity

Mobivity’s cloud-based Connected Rewards™ technology delivers billions of offers and promotions through its Recurrency platform, building large, owned audiences for some of the world’s biggest brands. Through its partnerships with leading game publishers, digital operators, and ad networks, Mobivity connects a massive universe of consumers to its broad network of brands. As a result, digital consumers download and play more games, and earn real-world rewards that are redeemed in-store, driving acquisition, frequency, and retention for brands and game publishers. For more information about Mobivity, visit or call (877) 282-7660.

# # #

Investor Relations Contact

Brett Maas • Managing Partner, Hayden IR

brett@haydenir.com • (646) 536-7331

3133 West Frye Road, Suite 215, Chandler, AZ 85226

Mobivity Holdings Corp.

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2023	2022
	(Unaudited)	(Audited)
ASSETS
Current assets
Cash	$457,934	$426,740
Accounts receivable, net of allowance for doubtful accounts $24,381 and $34,446, respectively	373,980	1,081,183
Other current assets	241,424	195,017
Total current assets	1,073,338	1,702,940
Right to use lease assets	825,041	981,896
Intangible assets and software development costs, net	78,244	194,772
Other assets	118,215	137,917
TOTAL ASSETS	$2,094,838	$3,017,525
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable	$3,492,562	$3,412,612
Accrued interest	653,431	443,448
Accrued and deferred personnel compensation	111,610	569,347
Deferred revenue and customer deposits	218,552	902,727
Related party notes payable, net - current maturities	2,191,875	2,711,171
Notes payable, net - current maturities	14,363	32,617
Operating lease liability, current	269,815	251,665
Other current liabilities	15,505	49,541
Total current liabilities	6,967,713	8,373,128

Non-current liabilities
Related party notes payable, net - long term	3,461,472	2,481,290
Notes payable, net - long term	29,432	31,092
Operating lease liability	731,764	936,924
Total non-current liabilities	4,222,668	3,449,306
Total liabilities	11,190,381	11,822,434

Stockholders’ deficit
Common stock, $0.001 par value; 100,000,000 shares authorized; 67,949,709 and 61,311,155, shares issued and outstanding	67,950	61,311
Equity payable	100,862	324,799
Additional paid-in capital	117,138,356	108,806,353
Accumulated other comprehensive loss	22,227	(100,963)
Accumulated deficit	(126,424,938)	(117,896,409)
Total stockholders’ deficit	(9,095,543)	(8,804,909)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$2,094,838	$3,017,525

3133 West Frye Road, Suite 215, Chandler, AZ 85226

Mobivity Holdings Corp.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenues
Revenues	$1,633,071	$1,890,437	$5,375,724	$5,787,168
Cost of revenues	1,160,880	1,806,022	$3,598,661	4,183,719
Gross profit	472,191	84,415	1,777,063	1,603,449

Operating expenses
General and administrative	2,292,623	983,428	4,907,882	3,088,588
Sales and marketing	708,398	614,600	2,002,529	1,778,371
Engineering, research, and development	968,546	784,804	2,507,264	2,360,863
Impairment of intangible asset	—	238,143	—	238,143
Depreciation and amortization	30,418	118,317	130,902	353,050
Total operating expenses	3,999,985	2,739,292	9,548,577	7,819,015

Loss from operations	(3,527,794)	(2,654,877)	(7,771,514)	(6,215,566)

Other income/(expense)
Loss of settlement of debt	—	—	(10,857)	—
Interest expense	(237,376)	(193,501)	(720,265)	(520,454)
Settlement Losses	(13,000)	—	(25,500)	—
Foreign currency gain	(102)	(339)	(393)	2,470
Total other income/(expense)	(250,478)	(193,840)	(757,015)	(517,984)
Loss before income taxes	(3,778,272)	(2,848,717)	(8,528,529)	(6,733,550)
Income tax expense	—	—	—	—
Net loss	(3,778,272)	(2,848,717)	(8,528,529)	(6,733,550)
Other comprehensive loss, net of income tax
Foreign currency translation adjustments	91,825	(76,228)	123,190	(76,862)
Comprehensive loss	$(3,686,447)	$(2,924,945)	$(8,405,339)	$(6,810,412)
Net loss per share:
Basic and Diluted	(0.06)	(0.05)	(0.13)	(0.12)
Weighted average number of shares:
Basic and Diluted	66,785,952	60,297,083	64,878,021	58,544,432

3133 West Frye Road, Suite 215, Chandler, AZ 85226

Mobivity Holdings Corp.
Reconciliation of GAAP Measure to Non-GAAP Measure

	Three months ended September 30,		Nine months ended September 30,
(In Thousands)	2023	2022	2023	2022
Net loss	(3,778)	(2,849)	(8,529)	(6,734)
Stock-based compensation	1,429	193	2,468	994
Depreciation & amortization	30	118	131	353
Interest expense	237	194	720	520
Adjusted EBITDA	(2,082)	(2,344)	(5,209)	(4,867)